EXHBIT 99.1

10,000,000 Shares

Centennial Communications Corp.

Common Stock

UNDERWRITING AGREEMENT

February 27, 2007

Lehman Brothers Inc.

745 Seventh Avenue, 3rd Floor

New York, New York 10019

Ladies and Gentlemen:

Certain selling shareholders of Centennial Communications Corp., a Delaware corporation (the “Company”), named in Schedule I hereto (the “Selling Stockholders”) propose to sell to Lehman Brothers Inc. (the “Underwriter”) 10,000,000 shares (the “Stock”) of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company. This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholders by the Underwriter.

1.            Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows:

(a)          A registration statement on Form S-3 (File No. 333-136052) with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you. As used in this Agreement:

(i)           “Applicable Time” means 9:05 a.m. (New York City time) on the date of this Agreement;

(ii)          “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii)        “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) relating to the offering of the Stock;

(iv)         “Pricing Disclosure Package” means, as of the Applicable Time, the Pricing Prospectus, together with (a) the price of Stock and the number of shares listed on the cover page of the Prospectus and (b) each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(v)          “Pricing Prospectus” means the base prospectus filed as part of such registration statement in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement, as amended and supplemented immediately prior to the Applicable Time;

(vi)       “Prospectus” means the final prospectus relating to the Stock, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(vii)       “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including the Pricing Prospectus or the Prospectus and all exhibits to such registration statement; and

(viii)      “Selling Stockholders Information” means information relating to the Selling Stockholders furnished to the Company in writing by or on behalf of the Selling Stockholders expressly for use in the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, or in any Permitted Issuer Information (as defined below) or any Non-Prospectus Road Show (as defined below), it being understood and agreed that the only Selling Stockholders Information furnished to the Company by each of the Selling Stockholders for use in the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, or in any Permitted Issuer Information or any Non-Prospectus Road Show consists of the name of such selling stockholder (as such term is used in the Prospectus), the number of shares of Common Stock owned or to be offered by such selling stockholder, as the case may be, and the address and other information with respect to the selling stockholder (excluding any percentages), in each case that appear under the caption “Selling Stockholders” in the Prospectus or under the caption “Principal Stockholders of the Company” in the Company’s proxy statement on Schedule 14A filed August 25, 2006.

Any reference to the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of the Pricing Prospectus or the Prospectus. Any reference to any amendment or supplement to the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Pricing Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Pricing Prospectus or the

Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

The Company meets the requirements for use of Form S-3 under the Securities Act. The Commission has not issued any order preventing or suspending the use of the Pricing Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(b)          The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date (as defined below), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Pricing Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(c)          The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 11(f), and (ii) Selling Stockholder Information.

(d)          The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 11(f), and (ii) Selling Stockholder Information.

(e)          The documents incorporated by reference in the Pricing Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the

Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 11(f), and (ii) Selling Stockholder Information.

(f)           The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Stock and disclosures directly relating thereto will be included on the cover page of the Prospectus; provided that no representation or warranty is made as to (i) information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 11(f), or (ii) Selling Stockholder Information.

(g)          Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Stock and disclosures directly relating thereto will be included on the cover page of the Prospectus; provided that no representation or warranty is made as to (i) information contained in or omitted from the Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 11(f), or (ii) Selling Stockholder Information.

(h)          Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(i)           The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j)           The Company has been duly incorporated, is validly existing as a corporation and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement, own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(k)          Each direct or indirect subsidiary of the Company having an aggregate net book value of assets in excess of 10% of the total assets of the Company and its subsidiaries on a consolidated basis (each, a “Significant Subsidiary”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction in which it is incorporated or organized with the requisite power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in each of the Pricing Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or membership interests of each Significant Subsidiary of the Company, as applicable, have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than “Permitted Liens” as such term is defined in the following indentures (collectively, the “Indentures”): (i) the Indenture, dated as of December 21, 2005, between the Company and U.S. Bank National Association, as trustee, relating to $350,000,000 aggregate principal amount of Senior Floating Rate Notes due 2013 and (ii) the Indenture, dated as of December 21, 2005, between the Company and U.S. Bank National Association, as trustee, relating to $200,000,000 aggregate principal amount of 10% Senior Notes due 2013. As used in this Agreement, “subsidiary” or “subsidiaries” shall mean both direct and indirect subsidiaries of an entity. There are no Significant Subsidiaries of the Company other than those listed on Schedule III.

(l)           This Agreement has been duly authorized, executed and delivered by the Company.

(m)         The Company’s authorized equity capitalization is as set forth in the Pricing Disclosure Package and the Prospectus; the outstanding shares of Common Stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable. The Common Stock conforms to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

(n)          No consent, approval, authorization or order of any court or governmental authority or body is required for the execution, delivery, compliance and performance by the Company of this Agreement, except (i) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriter in the manner contemplated herein and in the Prospectus, (ii) to the extent such would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement and (iii) to the extent such consents, approvals, authorizations or orders will be obtained on or prior to the Delivery Date.

(o)          None of the execution, delivery, compliance and performance by the Company of this Agreement or the consummation of the transactions contemplated by this Agreement will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, (i) the charter or by-laws or other organizational or governing documents of the Company or any of its Significant Subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Significant Subsidiaries is a party or bound or to which any property of the Company or any of its Significant Subsidiaries is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties, except, in the case of clauses (ii) and (iii) only, for any such conflict with, breach or violation of or imposition of any encumbrance of any property or assets of the Company or any of its Significant Subsidiaries that could not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p)          Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements incorporated by reference in each of the Pricing Disclosure Package and the Prospectus, are an independent registered public accounting firm with respect to the Company as required by the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States).

(q)          The consolidated historical financial statements, together with related schedules and notes, of the Company and its consolidated subsidiaries incorporated by reference into the Pricing Disclosure Package and the Prospectus present fairly the consolidated financial condition, results of operations, cash flows and stockholders’ equity of the Company and its subsidiaries as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(r)           There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties or operations of the Company and its subsidiaries, taken as a whole from that set forth in the Pricing Disclosure Package and the Prospectus.

(s)          There are no legal or governmental proceedings (including, without limitation, those of the Federal Communications Commission or any state, local or commonwealth communications agency or commission) pending or to our knowledge threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Pricing Disclosure Package and the Prospectus and other than proceedings that would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(t)	Reserved.

(u)          None of the Company or any of its Significant Subsidiaries, is in violation or default of (i) any provision of its charter or by-laws or other organizational or governing documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, except, in the case of clauses (ii) and (iii) only, for any such violation or default that could not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v)          All material United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law except insofar as the failure to file such returns would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of all federal, state, local and foreign tax liabilities of the Company and each subsidiary for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(w)         No labor dispute with the employees of the Company or its Significant Subsidiaries exists or, to the knowledge of the Company, is imminent which would reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Disclosure Package and the Prospectus. Neither the Company nor any of its subsidiaries is aware of any existing or imminent labor disturbance by the employees of any of the Company’s or any of its subsidiaries’ principal suppliers, manufacturers, customers or contractors which would reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Disclosure Package and the Prospectus.

(x)          The Company and each of its Significant Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes is prudent and customary in the businesses in which it is engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, except for any such refusal that would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Disclosure Package and the Prospectus.

(y)	Reserved.

(z)          The Company and its Significant Subsidiaries have good and marketable title to all material real property owned by them and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind (other than Permitted Liens, as defined in the Indentures) except such as would not, singly or in the aggregate, reasonably be expected to materially affect the value of such property and would not interfere with the use made and proposed to be made of such property by the Company or any of its Significant Subsidiaries, except for any such interference that would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries hold properties, are in full force and effect, and neither the Company nor any of its subsidiaries, has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of these leases or subleases, or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, except in each case to the extent such would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(aa)        The Company and its Significant Subsidiaries have all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all declarations and filings with, all federal, state, local, foreign supranational, national, regional and other governmental authorities and all courts and tribunals, to own, lease, license and use their properties and assets and to conduct their business in the manner described in the Pricing Disclosure Package and the Prospectus, except to the extent the failure to do so would not reasonably be expected to result in a material adverse effect on the Company and its subsidiaries taken as a whole; and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is the Company or any of its subsidiaries in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to the Company or any of its subsidiaries the effect of which, singly or in the aggregate, would reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Disclosure Package and the Prospectus.

(bb)        The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures were effective to perform the functions for which they were established as of the date of the most recent evaluation of such disclosure controls and procedures; since the date of the filing of the Company's Quarterly Report on Form 10-Q for the most recent quarter ended for which filings shall have been made, the Company’s auditors and the Audit Committee of the board of directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(cc)        The Company and each of its subsidiaries keep accurate books and records reflecting their respective assets and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences..

(dd)        Each of the Company and each of its Significant Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ee)        There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ff)	Reserved.

(gg)	Reserved.
(hh)	Reserved.
(ii)	Reserved.

(jj)          Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(kk)        There are no persons or entities with registration or other similar rights to require the Company to include any securities in the Prospectus that have not waived any such rights with respect to the offering of Common Stock contemplated hereby other than (i) the Selling Stockholders or (ii) any person or entity whose failure to waive such rights would not, either individually or collectively, reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(ll)	Reserved.

(mm)     The Company has not distributed any offering material in connection with the offering and sale of the Stock other than the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(h) or 6(g).

(nn)        Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed or incorporated by reference in the Prospectus, the Company has not (i) issued or granted any securities other than shares issued pursuant to existing employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, (ii) incurred any liability or obligation, direct or contingent, other than non-material liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction which would be required to be disclosed in the Prospectus or (iv) declared or paid any dividend on its capital stock.

(oo)        The Issuer Free Writing Prospectuses listed on Schedule II hereto are the only “free writing prospectuses” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock.

Any certificate signed by an officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

2.            Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriter as follows:

(a)          Without the prior written consent of the Underwriter, the Selling Stockholder has not made any offer relating to the Stock that would constitute a “free writing prospectus” (as defined in Rule 405), any portion of which would be required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company is listed on Schedule II hereto.

(b)          The Selling Stockholder is, and immediately prior to the Delivery Date on which the Selling Stockholder is selling shares of Stock the Selling Stockholder will be, the owner of the shares of Stock to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims.

(c)          Upon payment by the Underwriter for the Stock to be sold by such Selling Stockholder pursuant hereto, delivery (within the meaning of the UCC (as hereinafter defined)) of such Stock, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Stock in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to a securities account (within the meaning of the UCC) of the Underwriter maintained at DTC (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code as in effect on the date hereof in the State of New York (“UCC”)) to such Stock), (i) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will have acquired a security entitlement in respect of such Stock and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, may be asserted against the Underwriter with respect to such security entitlement. For purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(d)          The Selling Stockholder has full limited partnership or limited liability company, as applicable, right, power and authority to enter into this Agreement and to sell the Stock.

(e)          This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(f)           The execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Selling Stockholder or (iii) result in any violation of any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, except in each case for any conflicts, violations or defaults which could not, individually or in the aggregate, reasonably be expected to materially and adversely affect such Selling Stockholder’s ability to fulfill its obligations under and consummate the transactions contemplated by this Agreement or result in the creation or imposition of any security interest, lien or other encumbrance on any of the Stock being sold by such Selling Stockholder under this Agreement.

(g)          No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby, except for any required registration of the Stock under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as have been obtained or made or may be required under the Exchange Act and applicable state or foreign securities laws (including Blue Sky laws) in connection with the offer and sale of the Stock by the Company, the Selling Stockholders and the Underwriter.

(h)          The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the representations or warranties set forth in this Section 2(h) are limited to statements or omissions made in reliance upon and in conformity with the Selling Stockholders Information provided by such Selling Stockholder.

(i)           The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations or warranties set forth in this Section 2(i) are limited to statements or omissions made in reliance upon and in conformity with the Selling Stockholders Information provided by such Selling Stockholder.

(j)           The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Stock and disclosures directly relating thereto will be included on the cover page of the Prospectus; provided that the representations or warranties set forth in this Section 2(j) are limited to statements or omissions made in reliance upon and in conformity with the Selling Stockholders Information provided by such Selling Stockholder.

(k)          The Selling Stockholder is not prompted to sell shares of Common Stock by any material information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l)           The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

Any certificate signed by any officer or general partner of any Selling Stockholder and delivered to counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to the Underwriter.

3.            Purchase of the Stock by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder agrees to sell the number of shares of the Stock set forth opposite its name in Schedule I hereto, severally and not jointly, to the Underwriter, and the Underwriter agrees to purchase the Stock. The price of the Stock purchased by the Underwriter shall be $7.95 per share.

The Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date, except upon payment for all such Stock to be purchased on the Delivery Date as provided herein.

4.            Offering of Stock by the Underwriter. Upon release of the Stock, the Underwriter proposes to offer the Stock for sale upon the terms and conditions to be set forth in the Prospectus.

5.            Delivery and Payment. The Underwriter shall acquire security entitlements with respect to the Stock and payment therefor shall be made at a closing to take place at the office of Simpson Thacher & Bartlett LLP at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriter and the Company. This date and time are sometimes referred to as the “Delivery Date.”

Prior to the Delivery Date, the Selling Stockholders shall deliver or cause to be delivered to the Company’s transfer agent certificates representing the Stock, with instructions to cancel such certificates and register the Stock in the name of Cede & Co., as nominee of DTC, on the Delivery Date. On the Delivery Date, the Selling Stockholders shall cause DTC to credit security entitlements with respect to the Stock by book entry to the securities accounts of the Underwriter at DTC for the account of the Underwriter against payment of the purchase price to or upon the order of the Selling Stockholders by wire transfer of immediately available funds to accounts of or designated by the Selling Stockholders.

Time shall be of the essence, and crediting of security entitlements at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Security entitlements with respect to the Stock shall be credited to securities account of the Underwriter as the Underwriter shall request in writing not less than one full business day prior to the Delivery Date.

6.	Further Agreements of the Company. The Company agrees:

(a)          To prepare the Prospectus in a form approved by the Underwriter, such approval not to be unreasonably withheld or delayed, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement and to notify the Underwriter promptly of such filing; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Pricing Prospectus or the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Pricing Prospectus or the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and, in the event of the Company’s receipt of a notice objecting to the use of the form of the Registration Statement or any post-effective amendment thereto, the Company will promptly take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Stock by the Underwriter (and references herein to the “Registration Statement” shall include any such amendment or new registration statement);

(b)          For a period commencing on the date of this Agreement and during the period of distribution of the Stock and the period in which the Underwriter participates in the after-market and in any event ending on the 30th day after the date of this Agreement (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares of Common Stock or securities convertible into or exchangeable for Common Stock issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, warrants or rights with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman Brothers Inc.;

(c)          To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in the Pricing Prospectus or the Prospectus (excluding exhibits thereto); provided that in the case of this clause (iv) the Company may satisfy the requirements of this section by making copies of such materials, reports and financial information available on the Company’s website or by filing such information with the Commission via EDGAR; and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or notice pursuant to Rule 173(a)) is delivered, not misleading, or, if for any other reason in the opinion of counsel to the Underwriter it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to file such document, to notify the Underwriter and, upon its request, to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

(d)          Until completion of the distribution contemplated hereby, to file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

(e)          Until completion of the distribution contemplated hereby, prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing (which consent may not be unreasonably withheld or delayed);

(f)           To the extent applicable, to pay the applicable Commission filing fees relating to the Stock within the time required by Rule 456(b)(1) without regard to the proviso therein;

(g)          Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter;

(h)          To file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) of the Rules and Regulations; to retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed with the Commission pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon its request, file such document and prepare and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(i)           As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the Underwriter an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

(j)           Until completion of the distribution contemplated hereby, to furnish to the Underwriter copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; provided that the Company may satisfy the requirements of this section by making copies of such materials, reports and financial information available on the Company’s website or by filing such information with the Commission via EDGAR;

(k)          Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to file a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal amount in respect of doing business in any jurisdiction; and

(l)           Not to take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock (including the Stock) to facilitate the sale or resale of the Stock.

7.            Agreements of the Underwriter. The Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company, and not superseded or corrected by a document subsequently filed by the Company, with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 7, shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

8.            Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

(a)          That the Stock to be sold by the Selling Stockholder hereunder is subject to the interest of the Underwriter and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

(b)          Without the prior written consent of the Underwriter, it has not made and will not make any offer relating to the Stock that would constitute a “free writing prospectus” (as defined in Rule 405), any portion of which would be required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company is listed on Schedule II hereto.

(c)          To deliver to the Underwriter prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

9.           Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, sale and delivery of the Stock and any taxes payable in that connection; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any

amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the filing fees incident to securing the review by the NASD of the terms of sale of the Stock; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(k) and preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Underwriter); (g) the fees, disbursements and expenses of the Company’s counsel and accountants; (h) the reasonable fees, disbursements and expenses of the Selling Stockholders’ counsel; (i) the costs and charges of any transfer agent, registrar or depositary; and (j) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders; provided the Selling Stockholders shall pay the underwriting discount of the Underwriter in connection with the offering of the Stock and any transfer taxes payable in connection with the sale of Stock to the Underwriter. In connection with the proviso to the immediately preceding sentence, the Underwriter agrees to pay any and all applicable New York State stock transfer taxes in connection with the sale of Stock contemplated hereby and seek rebate from the appropriate New York State governmental authority, and the Selling Stockholders agree to reimburse the Underwriter for any such tax payments which are not rebated by such New York State governmental authority within a reasonable time after being sought by the Underwriter. Except as provided in this Section 9 and in Section 13, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriter.

10.          Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and again on the Delivery Date (as if made again on and as of such date), of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to each of the following additional terms and conditions:

(a)          The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement.

(b)          As of the date of this Agreement, the Underwriter shall have received a “lock-up” agreement substantially in the form of Exhibit A hereto signed by the persons and entities listed on Schedule IV hereto.

(c)	Reserved.

(d)          The Underwriter shall have received from Duane Morris LLP its written opinion, as counsel to the Company, addressed to the Underwriter and dated the Delivery Date, in substantially the form attached hereto as Exhibit B or such other form that is satisfactory to the Underwriter.

(e)          The Underwriter shall have received from Tony L. Wolk, Senior Vice President and General Counsel of the Company, his written opinion, addressed to the Underwriter and dated the Delivery Date, in substantially the form attached hereto as Exhibit C or such other form that is satisfactory to the Underwriter.

(f)           The Underwriter shall have received (i) an opinion of Simpson Thacher & Bartlett LLP, counsel to the Selling Stockholders, addressed to the Underwriter and dated the Delivery Date, in substantially the form attached hereto as Exhibit D or such other form that is satisfactory to the Underwriter and (ii) an opinion of Walkers, Cayman Islands counsel for the Selling Stockholders, addressed to the Underwriter and dated the Delivery Date, in substantially the form attached hereto as Exhibit F or such other form that is satisfactory to the Underwriter.

(g)          The Underwriter shall have received from Davis Wright Tremaine LLP, United States and Puerto Rican regulatory counsel for the Company, its written opinion, addressed to the Underwriter and dated the Delivery Date, in substantially the form attached hereto as Exhibit E or such other form that is satisfactory to the Underwriter.

(h)	Reserved.

(i)           The Underwriter shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriter, such opinion or opinions, dated the Delivery Date, with respect to the sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriter may reasonably require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(j)           The Underwriter shall have received from Deliotte & Touche LLP a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the Delivery Date (x) confirming that it is an independent public accountant under the guidelines of the AICPA and (y) stating, as of the Delivery Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than three days prior to the Delivery Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(k)          The Underwriter shall not have discovered or disclosed to the Company on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(l)           The Company shall have furnished to the Underwriter a certificate, dated the Delivery Date, of an executive officer of the Company stating that:

i.               The representations, warranties and agreements of the Company in Section 1 hereof are true and correct on and as of the Delivery Date and after giving effect to the consummation of the transactions contemplated by this Agreement; the Company has complied with all its agreements contained herein and has fulfilled all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date; and

ii.              No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(m)         Each of the Selling Stockholders or their duly authorized attorney shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct on and as of the Delivery Date and that such Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date.

(n)          (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, that would result in a material adverse effect on the Company and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the payment for and delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o)          Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the payment for and delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(p)          Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the Nasdaq Global Select Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), in each case, as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(q)	The Nasdaq Global Select Market shall have approved the Stock for listing.

(r)           On or prior to the Delivery Date, the Company shall have delivered to its transfer agent a direction letter from the Company stating that the certificates for all the Stock to be sold by the Selling Stockholders pursuant to this Agreement may upon due presentment for transfer be reissued by the Company’s transfer agent to future transferees without a legend restricting transfers.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

11.	Indemnification and Contribution.

(a)          The Company shall indemnify and hold harmless the Underwriter, each Selling Stockholder and each person, if any, who controls the Underwriter or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter or any Selling Stockholder within the meaning of Rule 405 under the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter or any Selling Stockholder or any of their respective directors, officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Pricing Prospectus, the Registration Statement

or the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Underwriter and any Selling Stockholder and any of their respective affiliates or controlling persons promptly upon demand for any legal (but only for one counsel for each of (i) the Underwriter and (ii) the Selling Stockholders, in addition to any local counsel) or other expenses reasonably incurred by the Underwriter, Selling Stockholder or any of their respective affiliates or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable (i) to the Underwriter or any of its affiliates or controlling persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 11(f) and (ii) to any Selling Stockholder or any of its affiliates or controlling persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Blue Sky Application, in reliance upon and in conformity with Selling Stockholder Information. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or any Selling Stockholder or to any affiliate or controlling person of the Underwriter or any Selling Stockholder.

(b)          Each Selling Stockholder shall severally and not jointly indemnify and hold harmless the Company, the Underwriter and each person, if any, who controls the Company or the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company or the Underwriter within the meaning of Rule 405 under the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Company or the Underwriter or any of their respective affiliates or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, but only with respect to such statements made in reliance upon and in conformity with such Selling Stockholder’s Information, or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of such Selling Stockholder or used or referred to by such Selling Stockholder in connection with the offering of the Stock in violation of Section 2(a) (a “Selling Stockholder Free Writing Prospectus”) or (ii) the omission or alleged omission to state in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, but only with respect to omissions or alleged omissions made in reliance upon and in conformity with such Selling Stockholder’s Information, or any Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and in each case shall reimburse the Underwriter and the Company and any of their respective affiliates and controlling persons promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, the Company or their respective directors, officers, employees and controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The liability of such Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds from the offering of the shares of the Stock purchased under the Agreement received by such Selling Stockholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability that such Selling Stockholder may otherwise have to the Company or the Underwriter or to any affiliate or controlling person of the Company or the Underwriter.

(c)          The Underwriter shall indemnify and hold harmless the Company, the Selling Stockholders, their respective directors, managers, officers and employees, and each person, if any, who controls the Company or such Selling Stockholders within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Stockholders or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application or (ii) the omission or alleged omission to state in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 11(f) hereof. The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to the Company or each Selling Stockholder or any affiliate or controlling person of the Company or any Selling Stockholder.

(d)          Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel (in addition to local counsel, if necessary) to represent the Underwriter and its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or the Selling Stockholders under this Section 11 if (i) the Company, the Selling Stockholders and the Underwriter shall have mutually so agreed; (ii) the Company and the Selling Stockholders have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriter; or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Underwriter or its directors, officers, employees or controlling persons, on the one hand, and the Company and the Selling Stockholders, on the other hand, and representation of both sets of parties by the same counsel would, in the opinion of counsel to the Underwriter, present such counsel with a conflict of interest, and in any such event the fees and expenses of such separate counsel shall be paid by the Company or the Selling Stockholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e)          If the indemnification provided for in this Section 11 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 11(a), 11(b) or 11(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the shares of Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 11(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 11(e) shall be deemed to include, for purposes of this Section 11(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Stock underwritten by it exceeds the amount of any damages that the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the gross proceeds received by it from the sale of the Stock exceeds the amount of any damages that such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)           The Underwriter confirms and the Company and the Selling Stockholders acknowledge and agree that the following information is correct and constitutes the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Pricing Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show: (i) the statements regarding delivery of shares by the Underwriter set forth on the cover page of the Prospectus, (ii) the concession and reallowance figures in the Prospectus, (iii) the statements appearing in the first two paragraphs under the caption “Underwriting - Commissions and Expenses” in the Prospectus, (iv) the statements appearing in the second paragraph under the caption “Underwriting – Lock-Up Agreements” in the Prospectus, (v) the statements appearing under the caption “Underwriting – Stabilization and Short Positions” in the Prospectus, (vi) the statements appearing under the caption “Underwriting – Passive Market Making” in the Prospectus, (vii) the statements appearing under the caption “Underwriting – Electronic Distribution” in the Prospectus and (viii) the statements appearing under the caption “Underwriting – Selling Restrictions” in the Prospectus.

12.          Termination. The obligations of the Underwriter hereunder may be terminated by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 10(o), 10(p) or 10(q), shall have occurred or if the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement.

13.          Reimbursement of Underwriter’s Expenses. If (a) the Selling Stockholders shall fail to tender the Stock for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on their part to be performed, or because any other condition to the Underwriter’s obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled for any reason or (b) the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement, the Company and the Selling Stockholders will jointly and severally reimburse the Underwriter for all reasonable out-of-pocket expenses (including the fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholders shall pay the full amount thereof to the Underwriter but the Company and the Selling Stockholders shall have no further liability to the Underwriter in respect of the shares of Stock not delivered except as provided in Sections 9 and 11 hereof.

14.          Research Independence. The Company and each of the Selling Stockholders acknowledge and agree that the Underwriter’s research analysts and research departments are required to be independent from its respective investment banking division and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment banking division. The Company and each of the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or such Selling Stockholder may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or such Selling Stockholder by the Underwriter’s investment banking division. The Company and each of the Selling Stockholders acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company which may be the subject of the transactions contemplated by this Agreement.

15.          No Fiduciary Duty. The Company and each of the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (i) no fiduciary or agency relationship between the Company, the Selling Stockholders and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as advisor, expert or otherwise, to either the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Company or the Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its affiliates may have interests that differ from those of the Company and the Selling Stockholders. The Company and each of the Selling Stockholders hereby waive any claims that the Company or such Selling Stockholder may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

16.          Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)          if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 11(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421);

(b)          if to the Company, shall be delivered or sent by mail or facsimile transmission to Centennial Communications Corp., 3349 Route 138, Wall, NJ 07719, Attention: General Counsel (Fax: (732) 556-2245); and

(c)          if to the Selling Stockholders, shall be delivered or sent by mail or facsimile transmission to the Selling Stockholders at the addresses set forth in the Registration Statement.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Underwriter. Any notice of a change of address or facsimile transmission number must be given by the Company or by the Underwriter, as the case may be, in writing, at least three days in advance of such change.

17.          Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Selling Stockholders and their respective representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the employees, officers and directors of the Underwriter or the person or persons, if any, who control the Underwriter within the meaning of the Securities Act and their respective heirs, executors and administrators and (B) the indemnity agreement of the Underwriter contained in Section 11(c) of this Agreement shall also be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, any person controlling the Company within the meaning of the Securities Act, each of the Selling Stockholders’ directors, managers, officers and employees and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Securities Act and their respective heirs, executors and administrators. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18.          Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19.          Definition of the Term “Business Day”. For purposes of this Agreement, “business day” means any day on which the Nasdaq Global Select Market is open for trading.

20.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.          Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22.          Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CENTENNIAL COMMUNICATIONS CORP.

By:____/s/ Thomas J. Fitzpatrick_______

Name: Thomas J. Fitzpatrick
Title:	Chief Financial Officer

BLACKSTONE CCC CAPITAL PARTNERS L.P.,

By:	Blackstone Management Associates
III L.L.C., its general partner

By: __/s/ Robert Friedman________________

Name: Robert Friedman
Title:	Member

BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS L.P.,

By:	Blackstone Management Associates
III L.L.C., its general partner

By: __/s/ Robert Friedman________________

Name: Robert Friedman
Title:	Member

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.,

By:	Blackstone Management Associates
III L.L.C., its general partner

By: __/s/ Robert Friedman________________

Name: Robert Friedman
Title:	Member

Accepted as of the date hereof:

LEHMAN BROTHERS INC.

By__/s/ Arlene Salmonson___________

Name:	Arlene Salmonson
Title:	Vice President